UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report September 19, 2006
                        (Date of earliest event reported)


                           DENTSPLY INTERNATIONAL INC
                 (Exact name of Company as specified in charter)


                    Delaware             0-16211         39-1434669
              (State of Incorporation) (Commission     (IRS Employer
                                       File Number)   Identification No.)


            221 West Philadelphia Street, York, Pennsylvania   17405
                (Address of principal executive offices)      (Zip Code)


                                  (717) 845-7511
                (Company's telephone number including area code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. - Entry into a Material Definitive Agreement

The following information is furnished pursuant to Item 1.01.

On September 22, 2006, Dentsply International Inc. ("the Company") filed a Current Report on Form 8-K with regard to the intended retirement of the Company's Chairman and Chief Executive Officer, Gary Kunkle, effective
December 31, 2006. The previously filed Form 8-K should have indicated that Mr. Kunkle's outstanding options would be exercisable in designated future years through 2009, rather than 2010.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                   (Company)



                                          /s/ Brian M. Addison
                                              Brian M. Addison
                                              Vice President, Secretary and
                                              General Counsel

Date: September 25, 2006